Exhibit 10.9
                                                                    ------------

                                 PROMISSORY NOTE

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    Principal          Loan Date          Maturity         Loan No.         Call/Coll          Account       Officer     Initials
   $1,500,00.00         6/30/02            1/1/06                            Term/New         22-3744202       HPP
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References  in the shaded  area are for  Lender's  use only and do not limit the applicability  of this document to any  particular  loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:Stronghold Technologies, Inc. (TIN:  22-3744202)
         450 Claremont Road
         Bernardsville, NJ 07924

Lender:  UnitedTrust Bank
         1130 ROUTE 22 EAST
         PO BOX 6000
         BRIDGEWATER, NJ 08807-0100
--------------------------------------------------------------------------------

Principal Amount: $1,500,000.00             Initial Rate:  4.75%                Date of Note:  June 30, 2002

PROMISE TO PAY. Stronghold Technologies, Inc. ("Borrower") promises to pay to UnitedTrust Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00), together with interest on the unpaid principal balance from June 30, 2002, until paid in full, together with all applicable fees and expenses.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 35 principal payments of $41,666.67 each and one final principal and interest payment of $41,836.98. Borrower's first principal payment is due February 1, 2003, and all subsequent principal payments are due on the same day of each month after that period. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 1, 2002, with all subsequent interest payments to be due on the same day of each month after that, Borrower's final payment due January 1, 2006, will be for all principal, accrued interest, and all other applicable fees and expenses, if any, not yet paid. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the "Prime Rate". Prime Rate with respect to any day means the highest New York City Prime Rate as published in The Wall Street Journal. This Prime Rate does not reflect the rate of interest charged to any particular class of Borrower. In the event that there should be a change in such Prime Rate, then, in that event, the rate of interest herein shall change accordingly as of the date of the said change without notice to Borrower or any Endorser, Guarantor, or Surety. Any such change shall not affect or alter any of the terms and conditions of this Note or Credit Agreement, all of which shall remain in full force and effect, (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.75% per annum. Prior to adding or subtracting any margin to the Index, the Index is rounded up to the nearest 0.125 percent, resulting in a current rounded index of 4.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the index, rounded up to the nearest 0.125 percent, resulting in an initial rate of 4.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: UnitedTrust Bank, 1130 ROUTE 22 EAST, PO BOX 6000, BRIDGEWATER, NJ 08807-0100.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment. This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.00 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower fails to make any payment when due under this Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvancy. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender , at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     Change in Ownership. Any change in ownership of twenty-five (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     Cure Provisions. In any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) If the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of New Jersey. This Note has been accepted by Lender in the State of New Jersey.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's options, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL.  Borrower  acknowledges  this Note is  secured  by:
1) A Perfected Security interest Lien in NJ UCC-1 filing on business assets, of Borrower, as evidenced by the Commercial Security Agreement dated June 30, 2002.
2) The Unlimited  Personal  Guaranty  dated  November 1, 2001 of  Christopher J.
Carey.
3) The Subordination of Debt from Borrower (Debtor) to Christopher J. Carey (Creditor) as evidenced by the Debt Subordination Agreement dated November 1, 2001.

AUTOMATIC PAYMENTS. The undersigned Borrower hereby authorizes the Lender to automatically deduct from Borrowers account numbered 65-104-230-0 the amount of any loan payment. If the funds are insufficient to cover any payment, the Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

BORROWER'S ANNUAL FINANCIAL STATEMENTS. Borrower agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year. Borrower's balance sheet and income statement for the year ended, reviewed by a certified public accountant satisfactory to Lender.

All Financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

BORROWER'S INTERIM FINANCIAL STATEMENTS. Interim Statements. As soon as available but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower's balance sheet and income statement for the period ended, prepared by Borrower.

All Financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

PERSONAL GUARANTOR'S FINANCIAL STATEMENTS. Personal Guarantor agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Personal Guarantor's balance sheet and income statement for the year ended, prepared by Personal Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Personal Guarantor.

All Financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: UnitedTrust Bank, 1130 ROUTE 22 EAST, PO BOX 6000, BRIDGEWATER, NJ 08807-0100

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeated and for any length of time) this loan or release any party or guarantor or collateral; or impair; fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

STRONGHOLD TECHNOLOGIES, INC.

By: /s/ Christopher J. Carey
   -----------------------------------------------------------
   Christopher J. Carey, Chief Executive Officer of
   Stronghold Technologies, Inc.

ATTEST:

/s/ Karen S. Jackson                                          (Corporate Seal)
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Secretary or Assistant Secretary